SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002

 Commission File          Exact name of registrant              IRS Employer
      Number             as specified in its charter          Identification No.
      ------         ------------------------------------     ------------------

      1-12869          CONSTELLATION ENERGY GROUP, INC.            52-1964611

      1-1910          BALTIMORE GAS AND ELECTRIC COMPANY           52-0280210


                                    Maryland
                       -----------------------------------
       (State or other jurisdiction of incorporation for the registrants)


            750 E. Pratt Street, Baltimore, Maryland             21202
        ------------------------------------------------------ ----------
             (Address of principal executive offices)          (Zip Code)


       Registrants' telephone number, including area code: (410) 234-5000

            250 W. Pratt St., Baltimore, Maryland               21201
        ------------------------------------------------------- ----------
          (Former name or former address, if changed since last report)

ITEM 9. Regulation FD Disclosure

         On August 14, 2002, the Principal Executive Officer, Mayo A. Shattuck, III, and the Principal Financial Officer, E. Follin Smith, of Constellation Energy Group, Inc. ("CEG") both made sworn statements, pursuant to Securities and Exchange Commission Order No. 4-460, simultaneously with the filing of CEG's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. A copy of each of these statements is furnished as an Exhibit.

         On August 14, 2002, the Principal Executive Officer, Mayo A. Shattuck, III, and the Principal Financial Officer, E. Follin Smith, of CEG both made certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, accompanying CEG's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. A copy of each of these certifications is furnished as an Exhibit.

         On August 14, 2002, the Principal Executive Officer, Frank O. Heintz, and the Principal Financial Officer, E. Follin Smith, of Baltimore Gas and Electric Company ("BGE") both made certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying BGE's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. A copy of each of these certifications is furnished as an Exhibit.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CONSTELLATION ENERGY GROUP, INC.
                            --------------------------------------------------
                                             (Registrant)


                                   BALTIMORE GAS AND ELECTRIC COMPANY
                            --------------------------------------------------
                                             (Registrant)



Date: August 14, 2002             By:   /s/ E. Follin Smith
                             --------------------------------------------------
                              E. Follin Smith, Senior Vice President and Chief
                               Financial Officer on behalf of each Registrant


                                  EXHIBIT INDEX

                         Description

99.1      Statement  under  oath  of the  Principal  Executive  Officer,  Mayo  A.  Shattuck,  III,  of
          Constellation Energy Group, Inc., regarding facts and circumstances  relating to Exchange Act filings pursuant to Securities and Exchange Commission Order No. 4-460.

                                       2

99.2      Statement under oath of the Principal  Financial  Officer,  E. Follin Smith, of Constellation
          Energy  Group,  Inc.,  regarding  facts and  circumstances  relating to Exchange  Act filings pursuant to Securities and Exchange Commission Order No. 4-460.

99.3      Certification of the Principal  Executive  Officer,  Mayo A. Shattuck,  III, of Constellation
          Energy Group,  Inc.,  pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.4      Certification of the Principal  Financial Officer,  E. Follin Smith, of Constellation  Energy
          Group,  Inc.,  pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the
          Sarbanes-Oxley Act of 2002.

99.5      Certification  of the  Principal  Executive  Officer,  Frank O. Heintz,  of Baltimore Gas and
          Electric Company,  pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.6      Certification of the Principal Financial Officer, E. Follin Smith, of Baltimore Gas and Electric
          Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
          Sarbanes-Oxley Act of 2002.


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